Exhibit 99.1

VERIZON COMMUNICATIONS INC.

HISTORICAL FINANCIAL INFORMATION

As of December 31, 2008

Notes:

-   Reflects presentation requirements in accordance with Statement of Financial Accounting Standards (SFAS) No. 160, Noncontrolling Interest in Consolidated Financial Statements-an amendment of ARB No. 51, (SFAS No. 160), which was adopted on January 1, 2009.

-   Reflects the reclassification of Wireline revenues into the following categories: Mass Markets, Global Enterprise, Global Wholesale and Other.

-   On March 31, 2008, we completed the spin-off of our local exchange and related business assets in Maine, New Hampshire and Vermont which were included in the Wireline segment. Accordingly, prior period amounts have been reclassified to reflect the operating income impact of the spin-off.

-   On March 30, 2007, we completed the disposition of our interest in Telecomunicaciones de Puerto Rico, Inc., which was included in the former International segment. The financial information of this business is included in discontinued operations. Accordingly, prior period amounts have been revised to reflect these changes.

Verizon Communications Inc. Condensed Consolidated Statements of Income

	(dollars in millions, except per share amounts)
Unaudited	2007	2008

Operating Revenues	$ 93,469	$ 97,354

Operating Expenses
Cost of services and sales	37,547	39,007
Selling, general & administrative expense	25,967	26,898
Depreciation and amortization expense	14,377	14,565

Total Operating Expenses	77,891	80,470

Operating Income	15,578	16,884
Equity in earnings of unconsolidated businesses	585	567
Other income and (expense), net	211	282
Interest expense	(1,829)	(1,819)

Income Before Provision for Income Taxes, Discontinued Operations, and Extraordinary Item	14,545	15,914
Provision for income taxes	(3,982)	(3,331)

Income Before Discontinued Operations and Extraordinary Item	10,563	12,583
Income from discontinued operations, net of tax (1)	142	-
Extraordinary item, net of tax	(131)	-

Net Income	$ 10,574	$ 12,583

Net Income Attributable To Noncontrolling Interest	5,053	6,155
Net Income Attributable To Verizon	5,521	6,428

Net Income	$ 10,574	$ 12,583

Basic Earnings per Share (2)
Income before discontinued operations, and extraordinary item attributable to Verizon	$ 1.90	$ 2.26
Income from discontinued operations attributable to Verizon, net of tax	.05	-
Extraordinary item attributable to Verizon, net of tax	(.05)	-

Net Income attributable to Verizon	$ 1.91	$ 2.26

Weighted average number of common shares (in millions)	2,898	2,849

Diluted Earnings per Share (2) (3)
Income before discontinued operations, and extraordinary item attributable to Verizon	$ 1.90	$ 2.26
Income from discontinued operations attributable to Verizon, net of tax	.05	-
Extraordinary item attributable to Verizon, net of tax	(.05)	-

Net Income attributable to Verizon	$ 1.90	$ 2.26

Weighted average number of common shares-assuming dilution (in millions)	2,902	2,850

Footnotes:

(1)	Discontinued Operations includes Telecomunicaciones de Puerto Rico, Inc. The disposition of this non-strategic business was completed on March 30, 2007. Discontinued Operations in the first quarter of 2007 includes a gain on the sale of Telecomunicaciones de Puerto Rico, Inc (TELPRI) of $70 million, net of tax.

(2)	EPS totals may not add due to rounding.

(3)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans which represent the only potential dilution.

Certain reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Quarter to Date

	(dollars in millions, except per share amounts)
	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Operating Revenues	$ 22,584	$23,273	$23,772	$23,840	$23,833	$24,124	$24,752	$ 24,645

Operating Expenses
Cost of services and sales	8,912	9,231	9,608	9,796	9,517	9,466	10,048	9,976
Selling, general & administrative expense	6,343	6,320	6,349	6,955	6,401	6,528	6,879	7,090
Depreciation and amortization expense	3,533	3,573	3,605	3,666	3,582	3,584	3,652	3,747

Total Operating Expenses	18,788	19,124	19,562	20,417	19,500	19,578	20,579	20,813

Operating Income	3,796	4,149	4,210	3,423	4,333	4,546	4,173	3,832
Equity in earnings of unconsolidated businesses	160	185	147	93	97	150	211	109
Other income and (expense), net	48	27	49	87	23	92	105	62
Interest expense	(485)	(455)	(450)	(439)	(459)	(403)	(440)	(517)

Income Before Provision for Income Taxes, Discontinued Operations, and Extraordinary Item	3,519	3,906	3,956	3,164	3,994	4,385	4,049	3,486
Provision for income taxes	(881)	(955)	(1,387)	(759)	(945)	(981)	(850)	(555)

Income Before Discontinued Operations and Extraordinary Item	2,638	2,951	2,569	2,405	3,049	3,404	3,199	2,931
Income from discontinued operations, net of tax (1)	142	-	-	-	-	-	-	-
Extraordinary item, net of tax	(131)	-	-	-	-	-	-	-

Net Income	$ 2,649	$2,951	$2,569	$2,405	$3,049	$3,404	$3,199	$ 2,931

Net Income Attributable To Noncontrolling Interest	1,154	1,268	1,298	1,333	1,407	1,522	1,530	1,696
Net Income Attributable To Verizon	1,495	1,683	1,271	1,072	1,642	1,882	1,669	1,235

Net Income	$ 2,649	$2,951	$2,569	$2,405	$3,049	$3,404	$3,199	$ 2,931

Basic Earnings per Share (2)
Income before discontinued operations, and extraordinary item, attributable to Verizon	$ .51	$.58	$.44	$.37	$.57	$.66	$.59	$ .43
Income from discontinued operations attributable to Verizon, net of tax	.05	-	-	-	-	-	-	-
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	-	-	-	-	-

Net Income attributable to Verizon	$ .51	$.58	$.44	$.37	$.57	$.66	$.59	$ .43

Weighted average number of common shares (in millions)	2,909	2,903	2,896	2,886	2,863	2,850	2,844	2,841

Diluted Earnings per Share (2) (3)
Income before discontinued operations, and extraordinary item, attributable to Verizon	$ .51	$.58	$.44	$.37	$.57	$.66	$.59	$ .43
Income from discontinued operations attributable to Verizon, net of tax	.05	-	-	-	-	-	-	-
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	-	-	-	-	-

Net Income attributable to Verizon	$ .51	$.58	$.44	$.37	$.57	$.66	$.59	$ .43

Weighted average number of common shares-assuming dilution (in millions)	2,911	2,907	2,900	2,891	2,865	2,851	2,845	2,841

Footnotes:

(1)	Discontinued Operations includes Telecomunicaciones de Puerto Rico, Inc. The disposition of this non-strategic business was completed on March 30, 2007. Discontinued Operations in the first quarter of 2007 includes a gain on the sale of Telecomunicaciones de Puerto Rico, Inc (TELPRI) of $70 million, net of tax.

(2)	EPS totals may not add due to rounding.

(3)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans which represent the only potential dilution.

Certain reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc.
Condensed Consolidated Statements of Income – Year to Date

	(dollars in millions, except per share amounts)
	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Operating Revenues	$ 22,584	$45,857	$69,629	$93,469	$23,833	$47,957	$72,709	$ 97,354

Operating Expenses
Cost of services and sales	8,912	18,143	27,751	37,547	9,517	18,983	29,031	39,007
Selling, general & administrative expense	6,343	12,663	19,012	25,967	6,401	12,929	19,808	26,898
Depreciation and amortization expense	3,533	7,106	10,711	14,377	3,582	7,166	10,818	14,565

Total Operating Expenses	18,788	37,912	57,474	77,891	19,500	39,078	59,657	80,470

Operating Income	3,796	7,945	12,155	15,578	4,333	8,879	13,052	16,884
Equity in earnings of unconsolidated businesses	160	345	492	585	97	247	458	567
Other income and (expense), net	48	75	124	211	23	115	220	282
Interest expense	(485)	(940)	(1,390)	(1,829)	(459)	(862)	(1,302)	(1,819)

Income Before Provision for Income Taxes, Discontinued Operations, and Extraordinary Item	3,519	7,425	11,381	14,545	3,994	8,379	12,428	15,914
Provision for income taxes	(881)	(1,836)	(3,223)	(3,982)	(945)	(1,926)	(2,776)	(3,331)

Income Before Discontinued Operations and Extraordinary Item	2,638	5,589	8,158	10,563	3,049	6,453	9,652	12,583
Income from discontinued operations, net of tax (1)	142	142	142	142	-	-	-	-
Extraordinary item, net of tax	(131)	(131)	(131)	(131)	-	-	-	-

Net Income	$ 2,649	$5,600	$8,169	$10,574	$3,049	$6,453	$9,652	$ 12,583

Net Income Attributable To Noncontrolling Interest	1,154	2,422	3,720	5,053	1,407	2,929	4,459	6,155
Net Income Attributable To Verizon	1,495	3,178	4,449	5,521	1,642	3,524	5,193	6,428

Net Income	$ 2,649	$5,600	$8,169	$10,574	$3,049	$6,453	$9,652	$ 12,583

Basic Earnings (Loss) per Share (2)
Income before discontinued operations, and extraordinary item attributable to Verizon	$ .51	$1.09	$1.53	$1.90	$.57	$1.23	$1.82	$ 2.26
Income from discontinued operations attributable to Verizon, net of tax	.05	.05	.05	.05	-	-	-	-
Extraordinary item attributable to Verizon, net of tax	(.05)	(.05)	(.05)	(.05)	-	-	-	-

Net Income attributable to Verizon	$ .51	$1.09	$1.53	$1.91	$.57	$1.23	$1.82	$ 2.26

Weighted average number of common shares (in millions)	2,909	2,906	2,902	2,898	2,863	2,856	2,852	2,849

Diluted Earnings (Loss) per Share (2) (3)
Income before discontinued operations, and extraordinary item attributable to Verizon	$ .51	$1.09	$1.53	$1.90	$.57	$1.23	$1.82	$ 2.26
Income from discontinued operations attributable to Verizon, net of tax	.05	.05	.05	.05	-	-	-	-
Extraordinary item attributable to Verizon, net of tax	(.05)	(.05)	(.05)	(.05)	-	-	-	-

Net Income attributable to Verizon	$ .51	$1.09	$1.53	$1.90	$.57	$1.23	$1.82	$ 2.26

Weighted average number of common shares-assuming dilution (in millions)	2,911	2,909	2,906	2,902	2,865	2,858	2,854	2,850

Footnotes:

(1)	Discontinued Operations includes Telecomunicaciones de Puerto Rico, Inc. The disposition of this non-strategic business was completed on March 30, 2007. Discontinued Operations in the first quarter of 2007 includes a gain on the sale of Telecomunicaciones de Puerto Rico, Inc (TELPRI) of $70 million, net of tax.

(2)	EPS totals may not add due to rounding.

(3)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans, which represent the only potential dilution.

Certain reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Inc. Condensed Consolidated Statements of Income Before Special Items

	(dollars in millions, except per share amounts)
Unaudited	2007	2008
Operating Revenues (1)
Domestic Wireless	$ 43,882	$ 49,332
Wireline	49,129	48,214
Other	(636)	(450)

Total Operating Revenues	92,375	97,096

Operating Expenses (1)
Cost of services and sales	37,090	38,801
Selling, general & administrative expense	24,620	25,723
Depreciation and amortization expense	14,120	14,505

Total Operating Expenses	75,830	79,029

Operating Income	16,545	18,067
Operating income impact of divested operations (1)	182	44
Equity in earnings of unconsolidated businesses	585	567
Other income and (expense), net	211	330
Interest expense	(1,829)	(1,819)

Income Before Provision for Income Taxes and Discontinued Operations	15,694	17,189
Provision for income taxes	(3,787)	(3,797)

Income Before Discontinued Operations	11,907	13,392
Income from discontinued operations, net of tax	72	-

Net Income Before Special Items	$ 11,979	$ 13,392

Net income Attributable To Noncontrolling Interest	5,053	6,157
Net Income Attributable To Verizon	6,926	7,235

Net Income Before Special Items	$ 11,979	$ 13,392

Basic Adjusted Earnings per Share (2)
Income before discontinued operations attributable to Verizon	$ 2.37	$ 2.54
Income from discontinued operations attributable to Verizon, net of tax	.02	-

Net income attributable to Verizon	$ 2.39	$ 2.54

Weighted average number of common shares (in millions)	2,898	2,849

Diluted Adjusted Earnings per Share (2) (3)
Income before discontinued operations attributable to Verizon	$ 2.36	$ 2.54
Income from discontinued operations attributable to Verizon, net of tax	.02	-

Net income attributable to Verizon	$ 2.39	$ 2.54

Weighted average number of common shares-assuming dilution (in millions)	2,902	2,850
Footnotes:
(1)	Reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results, including for the sale of other non-strategic assets of the wireline segment sold in the first quarter of 2007 and for the spinoff of the wireline segment’s non-strategic local exchange and related business assets in Maine, New Hampshire and Vermont in the first quarter of 2008. Reclassifications were determined using specific information where available and allocations where data is not maintained on a state-specific basis within the Company’s books and records as follows:

Revenues	$ 1,094	$ 258
Expenses	$ 912	$ 214

(2)	EPS totals may not add due to rounding.
(3)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans, which represent the only potential dilution.

Verizon Communications Inc. Condensed Consolidated Statements of Income Before Special Items - Quarter to Date

	(dollars in millions, except per share amounts)
	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Operating Revenues (1)
Domestic Wireless	$ 10,307	$10,843	$11,289	$11,443	$11,669	$12,118	$12,699	$ 12,846
Wireline	12,178	12,330	12,372	12,249	12,026	12,113	12,158	11,917
Other	(174)	(173)	(168)	(121)	(120)	(107)	(105)	(118)

Total Operating Revenues	22,311	23,000	23,493	23,571	23,575	24,124	24,752	24,645

Operating Expenses (1)
Cost of services and sales	8,805	9,120	9,489	9,676	9,395	9,458	10,043	9,905
Selling, general & administrative expense	6,179	6,241	6,201	5,999	6,237	6,500	6,569	6,417
Depreciation and amortization expense	3,469	3,509	3,540	3,602	3,522	3,584	3,652	3,747

Total Operating Expenses	18,453	18,870	19,230	19,277	19,154	19,542	20,264	20,069

Operating Income	3,858	4,130	4,263	4,294	4,421	4,582	4,488	4,576
Operating income impact of divested operations (1)	52	46	51	33	44	-	-	-
Equity in earnings of unconsolidated businesses	160	185	147	93	97	150	211	109
Other income and (expense), net	48	27	49	87	23	92	105	110
Interest expense	(485)	(455)	(450)	(439)	(459)	(403)	(440)	(517)

Income Before Provision for Income Taxes and Discontinued Operations	3,633	3,933	4,060	4,068	4,126	4,421	4,364	4,278
Provision for income taxes	(921)	(965)	(948)	(953)	(978)	(995)	(969)	(855)

Income Before Discontinued Operations	2,712	2,968	3,112	3,115	3,148	3,426	3,395	3,423
Income from discontinued operations, net of tax	72	-	-	-	-	-	-	-

Net Income Before Special Items	$ 2,784	$2,968	$3,112	$3,115	$3,148	$3,426	$3,395	$ 3,423

Net income Attributable To Noncontrolling Interest	1,154	1,268	1,298	1,333	1,407	1,522	1,530	1,698
Net Income Attributable To Verizon	1,630	1,700	1,814	1,782	1,741	1,904	1,865	1,725

Net Income Before Special Items	$ 2,784	$2,968	$3,112	$3,115	$3,148	$3,426	$3,395	$ 3,423

Basic Adjusted Earnings per Share (2)
Income before discontinued operations attributable to Verizon	$ .54	$.59	$.63	$.62	$.61	$.67	$.66	$ .61
Income from discontinued operations attributable to Verizon, net of tax	.02	-	-	-	-	-	-	-

Net income attributable to Verizon	$ .56	$.59	$.63	$.62	$.61	$.67	$.66	$ .61

Weighted average number of common shares (in millions)	2,909	2,903	2,896	2,886	2,863	2,850	2,844	2,841

Diluted Adjusted Earnings per Share (2) (3)
Income before discontinued operations attributable to Verizon	$ .54	$.58	$.63	$.62	$.61	$.67	$.66	$ .61
Income from discontinued operations attributable to Verizon, net of tax	.02	-	-	-	-	-	-	-

Net income attributable to Verizon	$ .56	$.58	$.63	$.62	$.61	$.67	$.66	$ .61

Weighted average number of common shares-assuming dilution (in millions)	2,911	2,907	2,900	2,891	2,865	2,851	2,845	2,841
Footnotes:
(1)

Reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results, including for the sale of other non-strategic assets of the wireline segment sold in the first quarter of 2007 and for the spinoff of the wireline segment’s non-strategic local exchange and related business assets in Maine, New Hampshire and Vermont in the first quarter of 2008. Reclassifications were determined using specific information where available and allocations where data is not maintained on a state-specific basis within the Company’s books and records as follows:

Revenues	$ 273	$273	$279	$269	$258	$-	$-	$ -
Expenses	$ 221	$227	$228	$236	$214	$-	$-	$ -
(2)	EPS totals may not add due to rounding.
(3)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans, which represent the only potential dilution.

Verizon Communications Inc. Condensed Consolidated Statements of Income Before Special Items - Year to Date

	(dollars in millions, except per share amounts)
	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Operating Revenues (1)
Domestic Wireless	$ 10,307	$21,150	$32,439	$43,882	$11,669	$23,787	$36,486	$49,332
Wireline	12,178	24,508	36,880	49,129	12,026	24,139	36,297	48,214
Other	(174)	(347)	(515)	(636)	(120)	(227)	(332)	(450)

Total Operating Revenues	22,311	45,311	68,804	92,375	23,575	47,699	72,451	97,096

Operating Expenses (1)
Cost of services and sales	8,805	17,925	27,414	37,090	9,395	18,853	28,896	38,801
Selling, general & administrative expense	6,179	12,420	18,621	24,620	6,237	12,737	19,306	25,723
Depreciation and amortization expense	3,469	6,978	10,518	14,120	3,522	7,106	10,758	14,505

Total Operating Expenses	18,453	37,323	56,553	75,830	19,154	38,696	58,960	79,029

Operating Income	3,858	7,988	12,251	16,545	4,421	9,003	13,491	18,067
Operating income impact of divested operations (1)	52	98	149	182	44	44	44	44
Equity in earnings of unconsolidated businesses	160	345	492	585	97	247	458	567
Other income and (expense), net	48	75	124	211	23	115	220	330
Interest expense	(485)	(940)	(1,390)	(1,829)	(459)	(862)	(1,302)	(1,819)

Income Before Provision for Income Taxes and Discontinued Operations	3,633	7,566	11,626	15,694	4,126	8,547	12,911	17,189
Provision for income taxes	(921)	(1,886)	(2,834)	(3,787)	(978)	(1,973)	(2,942)	(3,797)

Income Before Discontinued Operations	2,712	5,680	8,792	11,907	3,148	6,574	9,969	13,392
Income from discontinued operations, net of tax	72	72	72	72	-	-	-	-

Net Income Before Special Items	$ 2,784	$5,752	$8,864	$11,979	$3,148	$6,574	$9,969	$13,392

Net income Attributable To Noncontrolling Interest	1,154	2,422	3,720	5,053	1,407	2,929	4,459	6,157
Net Income Attributable To Verizon	1,630	3,330	5,144	6,926	1,741	3,645	5,510	7,235

Net Income Before Special Items	$ 2,784	$5,752	$8,864	$11,979	$3,148	$6,574	$9,969	$13,392

Basic Adjusted Earnings per Share (2)
Income before discontinued operations attributable to Verizon	$ .54	$1.12	$1.75	$2.37	$.61	$1.28	$1.93	$2.54
Income from discontinued operations attributable to Verizon, net of tax	.02	.02	.02	.02	-	-	-	-

Net income attributable to Verizon	$ .56	$1.15	$1.77	$2.39	$.61	$1.28	$1.93	$2.54

Weighted average number of common shares (in millions)	2,909	2,906	2,902	2,898	2,863	2,856	2,852	2,849

Diluted Adjusted Earnings per Share (2) (3)
Income before discontinued operations attributable to Verizon	$ .54	$1.12	$1.75	$2.36	$.61	$1.28	$1.93	$2.54
Income from discontinued operations attributable to Verizon, net of tax	.02	.02	.02	.02	-	-	-	-

Net income attributable to Verizon	$ .56	$1.14	$1.77	$2.39	$.61	$1.28	$1.93	$2.54

Weighted average number of common shares-assuming dilution (in millions)	2,911	2,909	2,906	2,902	2,865	2,858	2,854	2,850

Footnotes:
(1)	Reclassifications of prior period amounts have been made, where appropriate, to reflect comparable operating results, including for the sale of other non-strategic assets of the wireline segment sold in the first quarter of 2007 and for the spinoff of the wireline segment’s non-strategic local exchange and related business assets in Maine, New Hampshire and Vermont in the first quarter of 2008. Reclassifications were determined using specific information where available and allocations where data is not maintained on a state-specific basis within the Company’s books and records as follows:

Revenues	$ 273	$546	$825	$1,094	$258	$258	$258	$258

Expenses	$ 221	$448	$676	$912	$214	$214	$214	$214

(3)	EPS totals may not add due to rounding.
(4)	Diluted Earnings per Share includes the dilutive effect of shares issuable under our stock-based compensation plans, which represent the only potential dilution.

Verizon Communications Inc. Selected Financial and Operating Statistics

	(dollars in millions, except per share amounts)
As of	2007				2008
Unaudited	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008	9/30/2008	12/31/2008

Debt to debt and Verizon’s shareowners’ equity ratio end of period (1)	41.5%	39.5%	38.8%	38.1%	41.6%	45.9%	46.8%	55.5%

Book value per common share (1)	$ 16.80	$17.17	$17.19	$17.58	$17.64	$17.87	$17.94	$ 14.68

Common shares outstanding (in millions) End of period	2,903	2,903	2,890	2,877	2,851	2,848	2,840	2,841

Total employees (2)	236,073	235,879	235,252	232,417	230,228	228,633	228,315	223,880

Quarter to Date	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Capital expenditures (including capitalized software)
Domestic Wireless	$ 1,721	$1,667	$1,515	$1,600	$1,722	$1,528	$1,473	$ 1,787
Wireline	2,439	2,681	2,753	3,083	2,379	2,456	2,483	2,479
Other	3	4	9	63	119	193	222	397

Total	$ 4,163	$4,352	$4,277	$4,746	$4,220	$4,177	$4,178	$ 4,663

Cash dividends declared per common share	$ .405	$.405	$.430	$.430	$.430	$.430	$.460	$ .460
Year to Date	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Capital expenditures (including capitalized software)
Domestic Wireless	$ 1,721	$3,388	$4,903	$6,503	$1,722	$3,250	$4,723	$ 6,510
Wireline	2,439	5,120	7,873	10,956	2,379	4,835	7,318	9,797
Other	3	7	16	79	119	312	534	931

Total	$ 4,163	$8,515	$12,792	$17,538	$4,220	$8,397	$12,575	$ 17,238

Cash dividends declared per common share	$ .405	$.810	$1.240	$1.670	$.430	$.860	$1.320	$ 1.780

Footnote:

(1)	Calculations are based on the equity attributable to Verizon, which excludes non-controlling interests.
(2)	Prior periods have been reclassified to reflect comparable amounts.

Verizon Communications Inc. Condensed Consolidated Balance Sheets

(dollars in millions)

Unaudited	12/31/07	12/31/08
Assets
Current assets
Cash and cash equivalents	$ 1,153	$9,782
Short-term investments	2,244	509
Accounts receivable, net	11,736	11,703
Inventories	1,729	2,092
Prepaid expenses and other	1,836	1,989

Total current assets	18,698	26,075

Plant, property and equipment	213,994	215,605
Less accumulated depreciation	128,700	129,059

	85,294	86,546

Investments in unconsolidated businesses	3,372	3,393
Wireless licenses	50,796	61,974
Goodwill	5,245	6,035
Other intangible assets, net	4,988	5,199
Other investments	-	4,781
Other assets	18,566	8,349

Total Assets	$ 186,959	$202,352

Liabilities and Equity
Current liabilities
Debt maturing within one year	$ 2,954	$4,993
Accounts payable and accrued liabilities	14,462	13,814
Other	7,325	7,099

Total current liabilities	24,741	25,906

Long-term debt	28,203	46,959
Employee benefit obligations	29,960	32,512
Deferred income taxes	14,784	11,769
Other liabilities	6,402	6,301

Equity
Common stock	297	297
Contributed capital	40,316	40,291
Reinvested earnings	17,884	19,250
Accumulated other comprehensive loss	(4,506)	(13,372)
Common stock in treasury, at cost	(3,489)	(4,839)
Deferred compensation - employee stock ownership plans and other	79	79
Noncontrolling interest	32,288	37,199

Total equity	82,869	78,905

Total Liabilities and Equity	$ 186,959	$202,352

Verizon Communications Inc. Condensed Consolidated Balance Sheets

(dollars in millions)

Unaudited	03/31/07	06/30/07	09/30/07	12/31/07	03/31/08	06/30/08	09/30/08	12/31/08
Assets
Current assets
Cash and cash equivalents	$ 1,301	$656	$715	$1,153	$5,485	$582	$696	$9,782
Short-term investments	2,149	1,700	1,194	2,244	1,957	1,492	978	509
Accounts receivable, net	10,177	10,689	11,509	11,736	11,048	11,584	11,724	11,703
Inventories	1,780	1,793	1,786	1,729	1,672	2,216	2,485	2,092
Prepaid expenses and other	2,487	2,190	1,833	1,836	2,286	2,122	3,248	1,989

Total current assets	17,894	17,028	17,037	18,698	22,448	17,996	19,131	26,075

Plant, property and equipment	206,585	209,291	211,152	213,994	211,834	212,605	214,376	215,605
Less accumulated depreciation	123,607	125,562	126,823	128,700	127,350	127,450	128,687	129,059

	82,978	83,729	84,329	85,294	84,484	85,155	85,689	86,546

Investments in unconsolidated businesses	4,898	5,071	5,453	3,372	3,653	3,175	3,198	3,393
Wireless licenses	50,566	50,670	50,755	50,796	50,833	60,423	61,595	61,974
Goodwill	5,247	5,149	5,442	5,245	5,233	5,218	6,124	6,035
Other intangible assets, net	5,195	5,091	5,078	4,988	4,867	4,974	5,093	5,199
Other investments	-	-	-	-	-	4,761	4,759	4,781
Other assets	17,506	18,022	17,525	18,566	19,775	18,944	19,272	8,349

Total Assets	$ 184,284	$184,760	$185,619	$186,959	$191,293	$200,646	$204,861	$202,352

Liabilities and Equity
Current liabilities
Debt maturing within one year	$ 6,604	$3,152	$2,064	$2,954	$3,712	$9,331	$7,297	$4,993
Accounts payable and accrued liabilities	13,309	13,542	14,244	14,462	13,661	13,299	13,715	13,814
Other	7,993	7,758	7,850	7,325	7,371	7,270	7,263	7,099

Total current liabilities	27,906	24,452	24,158	24,741	24,744	29,900	28,275	25,906

Long-term debt	28,073	29,374	29,383	28,203	32,134	33,778	37,478	46,959
Employee benefit obligations	29,743	30,326	30,592	29,960	29,227	29,246	28,800	32,512
Deferred income taxes	13,518	13,710	14,118	14,784	15,468	16,346	17,409	11,769
Other liabilities	7,025	6,866	6,445	6,402	6,041	5,856	6,053	6,301

Equity
Common stock	297	297	297	297	297	297	297	297
Contributed capital	40,122	40,217	40,289	40,316	40,290	40,291	40,290	40,291
Reinvested earnings	17,485	18,020	18,049	17,884	18,301	18,958	19,322	19,250
Accumulated other comprehensive loss	(7,136)	(6,532)	(6,216)	(4,506)	(4,207)	(4,150)	(4,199)	(13,372)
Common stock in treasury, at cost	(2,185)	(2,284)	(2,832)	(3,489)	(4,481)	(4,591)	(4,841)	(4,839)
Deferred compensation - employee stock ownership plans and other	199	113	102	79	80	82	85	79
Noncontrolling interest	29,237	30,201	31,234	32,288	33,399	34,633	35,892	37,199

Total equity	78,019	80,032	80,923	82,869	83,679	85,520	86,846	78,905

Total Liabilities and Equity	$ 184,284	$184,760	$185,619	$186,959	$191,293	$200,646	$204,861	$202,352

Verizon Communications Inc. Condensed Consolidated Statements of Cash Flows

(dollars in millions)

Unaudited	12 Mos. Ended 12/31/07	12 Mos. Ended 12/31/08
Cash Flows From Operating Activities
Net Income	$ 10,574	$12,583

Adjustments to reconcile net income to net cash provided by operating activities-continuing operations:
Depreciation and amortization expense	14,377	14,565
Employee retirement benefits	1,720	1,955
Deferred income taxes	408	2,183
Provision for uncollectible accounts	1,047	1,085
Equity in earnings of unconsolidated businesses, net of dividends received	1,986	212
Extraordinary item, net of tax	131	-
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses	(2,893)	(3,033)
Other, net	(1,041)	(2,930)

Net cash provided by operating activities - continuing operations	26,309	26,620
Net cash provided by (used in) operating activities - discontinued operations	(570)	-

Net cash provided by operating activities	25,739	26,620

Cash Flows From Investing Activities
Capital expenditures (including capitalized software)	(17,538)	(17,238)
Acquisitions of licenses, investments and business, net of cash acquired	(763)	(15,904)
Net change in short-term and other current investments	169	1,677
Other, net	1,267	(114)

Net cash used in investing activities - continuing operations	(16,865)	(31,579)
Net cash provided by investing activities - discontinued operations	757	-

Net cash used in investing activities	(16,108)	(31,579)

Cash Flows From Financing Activities
Proceeds from long-term borrowings	3,402	21,598
Repayments of long-term borrowings and capital lease obligations	(5,503)	(4,146)
Increase (decrease) in short-term obligations, excluding current maturities	(3,252)	2,389
Dividends paid	(4,773)	(4,994)
Proceeds from sale of common stock	1,274	16
Purchase of common stock for treasury	(2,843)	(1,368)
Other, net	(2)	93

Net cash provided by (used in) financing activities - continuing operations	(11,697)	13,588
Net cash used in financing activities - discontinued operations	-	-

Net cash provided by (used in) financing activities	(11,697)	13,588

Increase (decrease) in cash and cash equivalents	(2,066)	8,629
Cash and cash equivalents, beginning of period	3,219	1,153

Cash and cash equivalents, end of period	$ 1,153	$9,782

Verizon Communications Inc. Condensed Consolidated Statements of Cash Flows

(dollars in millions)

Unaudited	3 Mos. Ended 3/31/07	6 Mos. Ended 6/30/07	9 Mos. Ended 9/30/07	12 Mos. Ended 12/31/07	3 Mos. Ended 3/31/08	6 Mos. Ended 6/30/08	9 Mos. Ended 9/30/08	12 Mos. Ended 12/31/08
Cash Flows From Operating Activities
Net Income	$ 2,649	$5,600	$8,169	$10,574	$3,049	$6,453	$9,652	$ 12,583
Adjustments to reconcile net income to net cash provided by operating activities-continuing operations:
Depreciation and amortization expense	3,533	7,106	10,711	14,377	3,582	7,166	10,818	14,565
Employee retirement benefits	430	862	1,290	1,720	407	808	1,232	1,955
Deferred income taxes	222	332	708	408	682	1,774	2,240	2,183
Provision for uncollectible accounts	281	498	741	1,047	298	494	724	1,085
Equity in earnings of unconsolidated businesses, net of dividends received	(53)	(128)	(268)	1,986	(90)	507	303	212
Extraordinary item, net of tax	131	131	131	131	-	-	-	-
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses	(1,116)	(2,001)	(2,296)	(2,893)	(564)	(2,309)	(2,458)	(3,033)
Other, net	(1,033)	(838)	(1,167)	(1,041)	(1,974)	(2,841)	(3,433)	(2,930)

Net cash provided by operating activities - continuing operations	5,044	11,562	18,019	26,309	5,390	12,052	19,078	26,620
Net cash provided by (used in) operating activities - discontinued operations	(527)	(570)	(570)	(570)	-	-	-	-

Net cash provided by operating activities	4,517	10,992	17,449	25,739	5,390	12,052	19,078	26,620

Cash Flows From Investing Activities
Capital expenditures (including capitalized software)	(4,163)	(8,515)	(12,792)	(17,538)	(4,220)	(8,397)	(12,575)	(17,238)
Acquisitions of licenses, investments and business, net of cash acquired	(124)	(629)	(697)	(763)	(931)	(14,493)	(15,978)	(15,904)
Net change in short-term investments and other current investments	282	748	1,267	169	241	736	1,238	1,677
Other, net	61	762	981	1,267	92	(114)	(567)	(114)

Net cash used in investing activities - continuing operations	(3,944)	(7,634)	(11,241)	(16,865)	(4,818)	(22,268)	(27,882)	(31,579)
Net cash provided by (used in) investing activities - discontinued operations	757	757	757	757	-	-	-	-

Net cash used in investing activities	(3,187)	(6,877)	(10,484)	(16,108)	(4,818)	(22,268)	(27,882)	(31,579)

Cash Flows From Financing Activities
Proceeds from long-term borrowings	1,424	3,402	3,402	3,402	4,194	8,144	12,552	21,598
Repayments of long-term borrowings and capital lease obligations	(3,314)	(4,811)	(4,994)	(5,503)	(1,182)	(1,849)	(3,398)	(4,146)
Increase (decrease) in short-term obligations, excluding current maturities	141	(2,497)	(3,438)	(3,252)	2,929	6,929	4,132	2,389
Dividends paid	(1,179)	(2,343)	(3,529)	(4,773)	(1,237)	(2,464)	(3,687)	(4,994)
Proceeds from sale of common stock	110	553	794	1,274	9	15	16	16
Purchase of common stock for treasury	(427)	(952)	(1,734)	(2,843)	(1,001)	(1,117)	(1,369)	(1,368)
Other, net	(3)	(30)	30	(2)	48	(13)	101	93

Net cash provided by (used in) financing activities - continuing operations	(3,248)	(6,678)	(9,469)	(11,697)	3,760	9,645	8,347	13,588
Net cash used in financing activities - discontinued operations	-	-	-	-	-	-	-	-

Net cash provided by (used in) financing activities	(3,248)	(6,678)	(9,469)	(11,697)	3,760	9,645	8,347	13,588

Increase (decrease) in cash and cash equivalents	(1,918)	(2,563)	(2,504)	(2,066)	4,332	(571)	(457)	8,629
Cash and cash equivalents, beginning of period	3,219	3,219	3,219	3,219	1,153	1,153	1,153	1,153

Cash and cash equivalents, end of period	$ 1,301	$656	$715	$1,153	$5,485	$582	$696	$ 9,782

Verizon Communications Verizon Wireless – Selected Financial Results

	(dollars in millions)
Unaudited	12 Mos. Ended 12/31/07	12 Mos. Ended 12/31/08
Revenues
Service revenues	$ 38,016	$ 42,635
Equipment and other	5,866	6,697

Total Revenues	43,882	49,332

Operating Expenses
Cost of services and sales	13,456	15,660
Selling, general & administrative expense	13,477	14,273
Depreciation and amortization expense	5,154	5,405

Total Operating Expenses	32,087	35,338

Operating Income	$ 11,795	$ 13,994
Operating Income Margin	26.9%	28.4%

Unaudited	12/31/07	12/31/08
Selected Operating Statistics
Total Customers (000)	65,707	72,056
Retail Customers (000)	63,735	70,021

Unaudited	12 Mos. Ended 12/31/07	12 Mos. Ended 12/31/08

Total Customer net adds in period (1) (000)	6,655	6,349
Retail Customer net adds in period (2) (000)	6,923	6,286

Total churn rate	1.21%	1.25%
Retail churn rate	1.14%	1.24%

Footnotes:

(1)	Includes acquisitions and adjustments of 9,000 customers during 2007 and 570,000 customers during 2008.

(2)	Includes acquisitions and adjustments of 9,000 customers during 2007 and 534,000 customers during 2008 .

The segment financial results above are adjusted to exclude the effects of special and non-recurring items. The company’s chief decision makers exclude these items in assessing business unit performance, primarily due to their non-operational nature.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Verizon Wireless – Selected Financial Results - Quarter to Date

(dollars in millions)

	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Revenues
Service revenues	$8,991	$9,402	$9,749	$9,874	$10,145	$10,492	$10,935	$11,063
Equipment and other	1,316	1,441	1,540	1,569	1,524	1,626	1,764	1,783

Total Revenues	10,307	10,843	11,289	11,443	11,669	12,118	12,699	12,846

Operating Expenses
Cost of services and sales	3,022	3,270	3,551	3,613	3,585	3,744	4,178	4,153
Selling, general & administrative expense	3,300	3,271	3,385	3,521	3,529	3,588	3,689	3,467
Depreciation and amortization expense	1,256	1,293	1,299	1,306	1,300	1,323	1,366	1,416

Total Operating Expenses	7,578	7,834	8,235	8,440	8,414	8,655	9,233	9,036

Operating Income	$2,729	$3,009	$3,054	$3,003	$3,255	$3,463	$3,466	$3,810
Operating Income Margin	26.5%	27.8%	27.1%	26.2%	27.9%	28.6%	27.3%	29.7%

Unaudited	03/31/07	06/30/07	09/30/07	12/31/07	03/31/08	06/30/08	09/30/08	12/31/08
Selected Operating Statistics
Total Customers (000)	60,716	62,054	63,699	65,707	67,178	68,681	70,808	72,056
Retail Customers (000)	58,458	60,080	61,840	63,735	65,186	66,680	68,807	70,021

	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total Customer net adds in period (1) (000)	1,664	1,338	1,645	2,008	1,471	1,503	2,127	1,248
Retail Customer net adds in period (2) (000)	1,646	1,622	1,760	1,895	1,451	1,494	2,127	1,214

Total churn rate	1.13%	1.26%	1.27%	1.20%	1.19%	1.12%	1.33%	1.35%
Retail churn rate	1.08%	1.08%	1.21%	1.21%	1.18%	1.11%	1.32%	1.34%

Footnotes:

(1)	Includes acquisitions and adjustments of 7,000 customers and 2,000 customers in the first and third quarter of 2007, respectively; and 46,000 customers, 646,000 customers and (122,000) customers in the second, third and fourth quarter of 2008.

(2)	Includes acquisitions and adjustments of 7,000 customers and 2,000 customers in the first and third quarter of 2007, respectively; and 46,000 customers, 627,000 customers and (139,000) customers in the second, third and fourth quarter of 2008.

The segment financial results above are adjusted to exclude the effects of special and non-recurring items. The company’s chief decision makers exclude these items in assessing business unit performance, primarily due to their non-operational nature.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Verizon Wireless – Selected Financial Results - Year to Date

(dollars in millions)

	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Revenues
Service revenues	$8,991	$18,393	$28,142	$38,016	$10,145	$20,637	$31,572	$42,635
Equipment and other	1,316	2,757	4,297	5,866	1,524	3,150	4,914	6,697

Total Revenues	10,307	21,150	32,439	43,882	11,669	23,787	36,486	49,332

Operating Expenses
Cost of services and sales	3,022	6,292	9,843	13,456	3,585	7,329	11,507	15,660
Selling, general & administrative expense	3,300	6,571	9,956	13,477	3,529	7,117	10,806	14,273
Depreciation and amortization expense	1,256	2,549	3,848	5,154	1,300	2,623	3,989	5,405

Total Operating Expenses	7,578	15,412	23,647	32,087	8,414	17,069	26,302	35,338

Operating Income	$2,729	$5,738	$8,792	$11,795	$3,255	$6,718	$10,184	$13,994
Operating Income Margin	26.5%	27.1%	27.1%	26.9%	27.9%	28.2%	27.9%	28.4%

	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total Customer net adds in period (1) (000)	1,664	3,002	4,647	6,655	1,471	2,974	5,101	6,349
Retail Customer net adds in period (2) (000)	1,646	3,268	5,028	6,923	1,451	2,945	5,072	6,286

Total churn rate	1.13%	1.19%	1.22%	1.21%	1.19%	1.16%	1.21%	1.25%
Retail churn rate	1.08%	1.08%	1.12%	1.14%	1.18%	1.15%	1.20%	1.24%

Footnotes:

(1)	Includes acquisitions and adjustments of 7,000 customers in the first and second quarters and 9,000 customers in the third and fourth quarters of 2007 year-to-date, respectively; and 46,000 customers in the second quarter, 692,000 customers in the third quarter and 570,000 customers in the fourth quarter of 2008 year-to-date, respectively.

(2)	Includes acquisitions and adjustments of 7,000 customers in the first and second quarter and 9,000 customers in the third and fourth quarter of 2007 year-to-date, respectively; and 46,000 customers in the second quarter, 673,000 customers in the third quarter, and 534,000 customers in the fourth quarter of 2008 year-to-date, respectively.

The segment financial results above are adjusted to exclude the effects of special and non-recurring items. The company’s chief decision makers exclude these items in assessing business unit performance, primarily due to their non-operational nature.

Intersegment transactions have not been eliminated.

Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

Verizon Communications Wireline – Selected Financial Results

(dollars in millions)

Unaudited	12 Mos. Ended 12/31/07	12 Mos. Ended 12/31/08
Wireline Operating Revenues (1)
Mass Markets	$ 19,570	$ 19,799
Global Enterprise	15,710	15,779
Global Wholesale Services	10,750	10,360
Other	3,099	2,276

Total Operating Revenues	49,129	48,214

Operating Expenses (1)
Cost of services and sales	24,181	24,274
Selling, general & administrative expense	11,527	11,047
Depreciation and amortization expense	8,927	9,031

Total Operating Expenses	44,635	44,352

Operating Income	$ 4,494	$ 3,862
Operating Income Margin	9.1%	8.0%

Verizon Communications Wireline – Selected Operating Statistics

		(numbers in thousands)
Unaudited	12/31/07	12/31/08
Operating Statistics
Switched access lines in service (2)
Total Residence	23,880	20,956
Primary retail residence	20,124	18,083
Business	15,713	14,966
Public	290	239

Total	39,883	36,161

Broadband connections	8,013	8,673
FIOS Internet Subscribers	1,525	2,481
FIOS TV Subscribers	943	1,918

Footnotes:

(1)	Certain reclassifications have been made, where appropriate, to reflect comparable operating results.
(2)	Prior period figures adjusted to reflect current period reporting methodologies.

The segment financial results above are adjusted to exclude the effects of special and non-recurring items. The company’s chief decision makers exclude these items in assessing business unit performance, primarily due to their non-operational nature.

Intersegment transactions have not been eliminated.

Verizon Communications Wireline – Selected Financial Results - Quarter to Date

						(dollars in millions)

	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Wireline Operating Revenues (1)
Mass Markets	$ 4,843	$ 4,926	$ 4,921	$ 4,880	$ 4,892	$ 4,947	$ 4,991	$ 4,969
Global Enterprise	3,797	3,908	3,984	4,021	3,876	3,972	4,010	3,921
Global Wholesale Services	2,682	2,706	2,700	2,662	2,632	2,605	2,595	2,528
Other	856	790	767	686	626	589	562	499

Total Operating Revenues	12,178	12,330	12,372	12,249	12,026	12,113	12,158	11,917

Operating Expenses (1)
Cost of services and sales	5,922	5,986	6,085	6,188	6,081	5,997	6,155	6,041
Selling, general & administrative expense	2,970	3,051	2,922	2,584	2,696	2,808	2,689	2,854
Depreciation and amortization expense	2,203	2,206	2,230	2,288	2,209	2,245	2,268	2,309

Total Operating Expenses	11,095	11,243	11,237	11,060	10,986	11,050	11,112	11,204

Operating Income	$ 1,083	$ 1,087	$ 1,135	$ 1,189	$ 1,040	$ 1,063	$ 1,046	$ 713
Operating Income Margin	8.9%	8.8%	9.2%	9.7%	8.6%	8.8%	8.6%	6.0%

Verizon Communications Wireline – Selected Operating Statistics

						(numbers in thousands)

Unaudited	03/31/07	06/30/07	09/30/07	12/31/07	03/31/08	06/30/08	09/30/08	12/31/08
Operating Statistics
Switched access lines in service (2)
Total Residence	26,018	25,316	24,567	23,880	23,189	22,416	21,626	20,956
Primary retail residence	21,419	21,039	20,575	20,124	19,669	19,113	18,543	18,083
Business	16,149	16,021	15,850	15,713	15,532	15,395	15,192	14,966
Public	327	315	302	290	283	273	254	239

Total	42,494	41,652	40,719	39,883	39,004	38,084	37,072	36,161

Broadband connections	7,190	7,471	7,751	8,013	8,276	8,330	8,459	8,673
FIOS Internet Subscribers	853	1,054	1,281	1,525	1,787	1,974	2,199	2,481
FIOS TV Subscribers	348	515	717	943	1,206	1,382	1,615	1,918

Footnotes:

(1)	Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

(2)	Prior period figures adjusted to reflect current period reporting methodologies.

The segment financial results above are adjusted to exclude the effects of special and non-recurring items. The company's chief decision makers exclude these items in assessing business unit performance, primarily due to their non-operational nature.

Intersegment transactions have not been eliminated.

Verizon Communications Wireline – Selected Financial Results - Year to Date

(dollars in millions)

	2007				2008
Unaudited	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Wireline Operating Revenues (1)
Mass Markets	$ 4,843	$9,769	$14,690	$19,570	$4,892	$9,839	$14,830	$ 19,799
Global Enterprise	3,797	7,705	11,689	15,710	3,876	7,848	11,858	15,779
Global Wholesale Services	2,682	5,388	8,088	10,750	2,632	5,237	7,832	10,360
Other	856	1,646	2,413	3,099	626	1,215	1,777	2,276

Total Operating Revenues	12,178	24,508	36,880	49,129	12,026	24,139	36,297	48,214

Operating Expenses (1)
Cost of services and sales	5,922	11,908	17,993	24,181	6,081	12,078	18,233	24,274
Selling, general & administrative expense	2,970	6,021	8,943	11,527	2,696	5,504	8,193	11,047
Depreciation and amortization expense	2,203	4,409	6,639	8,927	2,209	4,454	6,722	9,031

Total Operating Expenses	11,095	22,338	33,575	44,635	10,986	22,036	33,148	44,352

Operating Income	$ 1,083	$2,170	$3,305	$4,494	$1,040	$2,103	$3,149	$ 3,862
Operating Income Margin	8.9%	8.9%	9.0%	9.1%	8.6%	8.7%	8.7%	8.0%

Footnotes:

(1)	Certain reclassifications have been made, where appropriate, to reflect comparable operating results.

The segment financial results above are adjusted to exclude the effects of special and non-recurring items. The company's chief decision makers exclude these items in assessing business unit performance, primarily due to their non-operational nature.

Intersegment transactions have not been eliminated.

Verizon Communications Inc.
Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 3/31/07 Reported (GAAP)	Merger Integration Costs	Sale of Puerto Rico, Net	Loss on CANTV	Impact of Divested Operations	3 Mos. Ended 3/31/07 Before Special Items

Operating Revenues	$ 22,584	$-	$-	$-	$(273)	$22,311

Operating Expenses
Cost of services and sales	8,912	(2)	-	-	(105)	8,805
Selling, general & administrative expense	6,343	(12)	(100)	-	(52)	6,179
Depreciation and amortization expense	3,533	-	-	-	(64)	3,469

Total Operating Expenses	18,788	(14)	(100)	-	(221)	18,453

Operating Income	3,796	14	100	-	(52)	3,858
Operating income impact of divested operations	-	-	-	-	52	52
Equity in earnings of unconsolidated businesses	160	-	-	-	-	160
Other income and (expense), net	48	-	-	-	-	48
Interest expense	(485)	-	-	-	-	(485)

Income Before Provision for Income Taxes, Discontinued Operations and Extraordinary Item	3,519	14	100	-	-	3,633
Provision for income taxes	(881)	(5)	(35)	-	-	(921)

Income Before Discontinued Operations and Extraordinary Item	2,638	9	65	-	-	2,712
Income from discontinued operations, net of tax	142	-	(70)	-	-	72
Extraordinary item, net of tax	(131)	-	-	131	-	-

Net Income	$ 2,649	$9	$(5)	$131	$-	$2,784

Net Income Attributable To Noncontrolling Interest	1,154	-	-	-	-	1,154
Net Income Attributable To Verizon	1,495	9	(5)	131	-	1,630

Net Income	$ 2,649	$9	$(5)	$131	$-	$2,784

Basic Earnings per Common Share (1)
Income before discontinued operations and extraordinary item attributable to Verizon	$ .51	$-	$.02	$-	$-	$.54
Income from discontinued operations attributable to Verizon, net of tax	.05	-	(.02)	-	-	.02
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	.05	-	-

Net income attributable to Verizon	$ .51	$-	$-	$.05	$-	$.56

Diluted Earnings per Common Share (1)
Income before discontinued operations and extraordinary Item attributable to Verizon	$ .51	$-	$.02	$-	$-	$.54
Income from discontinued operations attributable to Verizon, net of tax	.05	-	(.02)	-	-	.02
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	.05	-	-

Net income attributable to Verizon	$ .51	$-	$-	$.05	$-	$.56

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.
Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 6/30/07 Reported (GAAP)	Merger Integration Costs	Impact of Divested Operations	3 Mos. Ended 6/30/07 Before Special Items

Operating Revenues	$ 23,273	$-	$(273)	$ 23,000

Operating Expenses
Cost of services and sales	9,231	(2)	(109)	9,120
Selling, general & administrative expense	6,320	(25)	(54)	6,241
Depreciation and amortization expense	3,573	-	(64)	3,509

Total Operating Expenses	19,124	(27)	(227)	18,870

Operating Income	4,149	27	(46)	4,130
Operating income impact of divested operations	-	-	46	46
Equity in earnings of unconsolidated businesses	185	-	-	185
Other income and (expense), net	27	-	-	27
Interest expense	(455)	-	-	(455)

Income Before Provision for Income	3,906	27	-	3,933
Provision for income taxes	(955)	(10)	-	(965)

Net Income	$ 2,951	$17	$-	$ 2,968

Net Income Attributable To Noncontrolling Interest	1,268	-	-	1,268
Net Income Attributable To Verizon	1,683	17	-	1,700

Net Income	$ 2,951	$17	$-	$ 2,968

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ .58	$.01	$-	$ .59

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ .58	$.01	$-	$ .58

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.
Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	6 Mos. Ended 6/30/07 Reported (GAAP)	Merger Integration Costs	Sale of Puerto Rico, Net	Loss on CANTV	Impact of Divested Operations	6 Mos. Ended 6/30/07 Before Special Items

Operating Revenues	$ 45,857	$-	$-	$-	$(546)	$45,311

Operating Expenses
Cost of services and sales	18,143	(4)	-	-	(214)	17,925
Selling, general & administrative expense	12,663	(37)	(100)	-	(106)	12,420
Depreciation and amortization expense	7,106	-	-	-	(128)	6,978

Total Operating Expenses	37,912	(41)	(100)	-	(448)	37,323

Operating Income	7,945	41	100	-	(98)	7,988
Operating income impact of divested operations	-	-	-	-	98	98
Equity in earnings of unconsolidated businesses	345	-	-	-	-	345
Other income and (expense), net	75	-	-	-	-	75
Interest expense	(940)	-	-	-	-	(940)

Income Before Provision for Income Taxes, Discontinued Operations and Extraordinary Item	7,425	41	100	-	-	7,566
Provision for income taxes	(1,836)	(15)	(35)	-	-	(1,886)

Income Before Discontinued Operations and Extraordinary Item	5,589	26	65	-	-	5,680
Income from discontinued operations, net of tax	142	-	(70)	-	-	72
Extraordinary item, net of tax	(131)	-	-	131	-	-

Net Income	$ 5,600	$26	$(5)	$131	$-	$5,752

Net Income Attributable To Noncontrolling Interest	2,422	-	-	-	-	2,422
Net Income Attributable To Verizon	3,178	26	(5)	131	-	3,330

Net Income	$ 5,600	$26	$(5)	$131	$-	$5,752

Basic Earnings per Common Share (1)
Income before discontinued operations and extraordinary item attributable to Verizon	$ 1.09	$.01	$.02	$-	$-	$1.12
Income from discontinued operations attributable to Verizon, net of tax	.05	-	(.02)	-	-	.02
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	.05	-	-

Net income attributable to Verizon	$ 1.09	$.01	$-	$.05	$-	$1.15

Diluted Earnings per Common Share (1)
Income before discontinued operations and extraordinary item attributable to Verizon	$ 1.09	$.01	$.02	$-	$-	$1.12
Income from discontinued operations attributable to Verizon, net of tax	.05	-	(.02)	-	-	.02
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	.05	-	-

Net income attributable to Verizon	$ 1.09	$.01	$-	$.05	$-	$1.14

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.
Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 9/30/07 Reported (GAAP)	Merger Integration Costs	Access Line Spin- Off Related Changes	International Taxes	Impact of Divested Operations	3 Mos. Ended 9/30/07 Before Special Items

Operating Revenues	$ 23,772	$-	$-	$-	$(279)	$ 23,493

Operating Expenses
Cost of services and sales	9,608	(12)	-	-	(107)	9,489
Selling, general & administrative expense	6,349	(33)	(46)	(13)	(56)	6,201
Depreciation and amortization expense	3,605	-	-	-	(65)	3,540

Total Operating Expenses	19,562	(45)	(46)	(13)	(228)	19,230

Operating Income	4,210	45	46	13	(51)	4,263
Operating income impact of divested operations	-	-	-	-	51	51
Equity in earnings of unconsolidated businesses	147	-	-	-	-	147
Other income and (expense), net	49	-	-	-	-	49
Interest expense	(450)	-	-	-	-	(450)

Income Before Provision for Income Taxes	3,956	45	46	13	-	4,060
Provision for income taxes	(1,387)	(17)	(2)	458	-	(948)

Net Income	$ 2,569	$28	$44	$471	$-	$ 3,112

Net Income Attributable To Noncontrolling Interest	1,298	-	-	-	-	1,298
Net Income Attributable To Verizon	1,271	28	44	471	-	1,814

Net Income	$ 2,569	$28	$44	$471	$-	$ 3,112

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ .44	$.01	$.02	$.16	$-	$ .63

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ .44	$.01	$.02	$.16	$-	$ .63

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc.
Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

Unaudited		Special and Non-Recurring Items						9 Mos. Ended 9/30/07 Before Special Items
	9 Mos. Ended 9/30/07 Reported (GAAP)	Merger Integration Costs	Sale of Puerto Rico, Net	Loss on CANTV	Access Line Spin- Off Related Changes	International Taxes	Impact of Divested Operations

Operating Revenues	$ 69,629	$-	$-	$-	$-	$-	$(825)	$ 68,804

Operating Expenses
Cost of services and sales	27,751	(16)	-	-	-	-	(321)	27,414
Selling, general & administrative expense	19,012	(70)	(100)	-	(46)	(13)	(162)	18,621
Depreciation and amortization expense	10,711	-	-	-	-	-	(193)	10,518

Total Operating Expenses	57,474	(86)	(100)	-	(46)	(13)	(676)	56,553

Operating Income	12,155	86	100	-	46	13	(149)	12,251
Operating income impact of divested operations	-	-	-	-	-	-	149	149
Equity in earnings of unconsolidated businesses	492	-	-	-	-	-	-	492
Other income and (expense), net	124	-	-	-	-	-	-	124
Interest expense	(1,390)	-	-	-	-	-	-	(1,390)

Income Before Provision for Income Taxes, Discontinued Operations and Extraordinary Item	11,381	86	100	-	46	13	-	11,626
Provision for income taxes	(3,223)	(32)	(35)	-	(2)	458	-	(2,834)

Income Before Discontinued Operations and Extraordinary Item	8,158	54	65	-	44	471	-	8,792
Income from discontinued operations, net of tax	142	-	(70)	-	-	-	-	72
Extraordinary item, net of tax	(131)	-	-	131	-	-	-	-

Net Income	$ 8,169	$54	$(5)	$131	$44	$471	$-	$ 8,864

Net Income Attributable To Noncontrolling Interest	3,720	-	-	-	-	-	-	3,720
Net Income Attributable To Verizon	4,449	54	(5)	131	44	471	-	5,144

Net Income	$ 8,169	$54	$(5)	$131	$44	$471	$-	$ 8,864

Basic Earnings per Common Share (1)
Income before discontinued operations and extraordinary item attributable to Verizon	$ 1.53	$.02	$.02	$-	$.02	$.16	$-	$ 1.75
Income from discontinued operations attributable to Verizon, net of tax	.05	-	(.02)	-	-	-	-	.02
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	.05	-	-	-	-

Net income attributable to Verizon	$ 1.53	$.02	$-	$.05	$.02	$.16	$-	$ 1.77

Diluted Earnings per Common Share (1)
Income before discontinued operations and extraordinary item attributable to Verizon	$ 1.53	$.02	$.02	$-	$.02	$.16	$-	$ 1.75
Income from discontinued operations attributable to Verizon, net of tax	.05	-	(.02)	-	-	-	-	.02
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	.05	-	-	-	-

Net income attributable to Verizon	$ 1.53	$.02	$-	$.05	$.02	$.16	$-	$ 1.77

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

Unaudited		Special and Non-Recurring Items
	3 Mos. Ended 12/31/07 Reported (GAAP)	Merger Integration Costs	Access Line Spin-Off Related Changes	International Taxes	Severance, Pension and Benefit charges	Impact of Divested Operations	3 Mos. Ended 12/31/07 Before Special Items

Operating Revenues	$ 23,840	$-	$-	$-	$-	$(269)	$ 23,571

Operating Expenses
Cost of services and sales	9,796	(16)	-	-	-	(104)	9,676
Selling, general & administrative expense	6,955	(76)	(38)	(2)	(772)	(68)	5,999
Depreciation and amortization expense	3,666	-	-	-	-	(64)	3,602

Total Operating Expenses	20,417	(92)	(38)	(2)	(772)	(236)	19,277

Operating Income	3,423	92	38	2	772	(33)	4,294
Operating income impact of divested operations	-	-	-	-	-	33	33
Equity in earnings of unconsolidated businesses	93	-	-	-	-	-	93
Other income and (expense), net	87	-	-	-	-	-	87
Interest expense	(439)	-	-	-	-	-	(439)

Income Before Provision for Income Taxes	3,164	92	38	2	772	-	4,068
Provision for income taxes	(759)	(34)	(2)	137	(295)	-	(953)

Net Income	$ 2,405	$58	$36	$139	$477	$-	$ 3,115

Net Income Attributable To Noncontrolling Interest	1,333	-	-	-	-	-	1,333
Net Income Attributable To Verizon	1,072	58	36	139	477	-	1,782

Net Income	$ 2,405	$58	$36	$139	$477	$-	$ 3,115

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ .37	$.02	$.01	$.05	$.17	$-	$ .62

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ .37	$.02	$.01	$.05	$.16	$-	$ .62

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

Unaudited		Special and Non-Recurring Items
	12 Mos. Ended 12/31/07 Reported (GAAP)	Merger Integration Costs	Sale of Puerto Rico, Net	Loss on CANTV	Access Line Spin-Off Related Charges	International Taxes	Severance, Pension and Benefit charges	Impact of Divested Operations	12 Mos. Ended 12/31/07 Before Special Items

Operating Revenues	$ 93,469	$-	$-	$-	$-	$-	$-	$(1,094)	$ 92,375

Operating Expenses
Cost of services and sales	37,547	(32)	-	-	-	-	-	(425)	37,090
Selling, general & administrative expense	25,967	(146)	(100)	-	(84)	(15)	(772)	(230)	24,620
Depreciation and amortization expense	14,377	-	-	-	-	-	-	(257)	14,120

Total Operating Expenses	77,891	(178)	(100)	-	(84)	(15)	(772)	(912)	75,830

Operating Income	15,578	178	100	-	84	15	772	(182)	16,545
Operating income impact of divested operations	-	-	-	-	-	-	-	182	182
Equity in earnings of unconsolidated businesses	585	-	-	-	-	-	-	-	585
Other income and (expense), net	211	-	-	-	-	-	-	-	211
Interest expense	(1,829)	-	-	-	-	-	-	-	(1,829)

Income Before Provision for Income Taxes, Discontinued Operations and Extraordinary Item	14,545	178	100	-	84	15	772	-	15,694
Provision for income taxes	(3,982)	(66)	(35)	-	(4)	595	(295)	-	(3,787)

Income Before Discontinued Operations and Extraordinary Item	10,563	112	65	-	80	610	477	-	11,907
Income from discontinued operations, net of tax	142	-	(70)	-	-	-	-	-	72
Extraordinary item, net of tax	(131)	-	-	131	-	-	-	-	-

Net Income	$ 10,574	$112	$(5)	$131	$80	$610	$477	$-	$ 11,979

Net Income Attributable To Noncontrolling Interest	5,053	-	-	-	-	-	-	-	5,053
Net Income Attributable To Verizon	5,521	112	(5)	131	80	610	477	-	6,926

Net Income	$ 10,574	$112	$(5)	$131	$80	$610	$477	$-	$ 11,979

Basic Earnings per Common Share (1)
Income before discontinued operations and extraordinary item attributable to Verizon	$ 1.90	$.04	$.02	$-	$.03	$.21	$.17	$-	$ 2.37
Income from discontinued operations attributable to Verizon, net of tax	.05	-	(.02)	-	-	-	-	-	.02
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	.05	-	-	-	-	-

Net income attributable to Verizon	$ 1.91	$.04	$-	$.05	$.03	$.21	$.17	$-	$ 2.39

Diluted Earnings per Common Share (1)
Income before discontinued operations and extraordinary item attributable to Verizon	$ 1.90	$.04	$.02	$-	$.03	$.21	$.16	$-	$ 2.36
Income from discontinued operations attributable to Verizon, net of tax	.05	-	(.02)	-	-	-	-	-	.02
Extraordinary item attributable to Verizon, net of tax	(.05)	-	-	.05	-	-	-	-	-

Net income attributable to Verizon	$ 1.90	$.04	$-	$.05	$.03	$.21	$.16	$-	$ 2.39

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

Unaudited		Special and Non-Recurring Items
	3 Mos. Ended 3/31/08 Reported (GAAP)	Merger Integration Costs	Access Line Spin- Off Related Charges	Impact of Divested Operations	3 Mos. Ended 3/31/08 Before Special Items

Operating Revenues	$ 23,833	$-	$-	$(258)	$ 23,575

Operating Expenses
Cost of services and sales	9,517	(5)	(16)	(101)	9,395
Selling, general & administrative expense	6,401	(24)	(87)	(53)	6,237
Depreciation and amortization expense	3,582	-	-	(60)	3,522

Total Operating Expenses	19,500	(29)	(103)	(214)	19,154

Operating Income	4,333	29	103	(44)	4,421
Operating income impact of divested operations	-	-	-	44	44
Equity in earnings of unconsolidated businesses	97	-	-	-	97
Other income and (expense), net	23	-	-	-	23
Interest expense	(459)	-	-	-	(459)

Income Before Provision for Income Taxes	3,994	29	103	-	4,126
Provision for income taxes	(945)	(11)	(22)	-	(978)

Net Income	$ 3,049	$18	$81	$-	$ 3,148

Net Income Attributable To Noncontrolling Interest	1,407	-	-	-	1,407
Net Income Attributable To Verizon	1,642	18	81	-	1,741

Net Income	$ 3,049	$18	$81	$-	$ 3,148

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ .57	$.01	$.03	$-	$ .61

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ .57	$.01	$.03	$-	$ .61

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 6/30/08 Reported (GAAP)	Merger Integration Costs	3 Mos. Ended 6/30/08 Before Special Items

Operating Revenues	$ 24,124	$-	$ 24,124

Operating Expenses
Cost of services and sales	9,466	(8)	9,458
Selling, general & administrative expense	6,528	(28)	6,500
Depreciation and amortization expense	3,584	-	3,584

Total Operating Expenses	19,578	(36)	19,542

Operating Income	4,546	36	4,582
Equity in earnings of unconsolidated businesses	150	-	150
Other income and (expense), net	92	-	92
Interest expense	(403)	-	(403)

Income Before Provision for Income Taxes	4,385	36	4,421
Provision for income taxes	(981)	(14)	(995)

Net Income	$ 3,404	$22	$ 3,426

Net Income Attributable To Noncontrolling Interest	1,522	-	1,522
Net Income Attributable To Verizon	1,882	22	1,904

Net Income	$ 3,404	$22	$ 3,426

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ .66	$.01	$ .67

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ .66	$.01	$ .67

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

Unaudited		Special and Non-Recurring Items
	6 Mos. Ended 6/30/08 Reported (GAAP)	Merger Integration Costs	Access Line Spin- Off Related Charges	Impact of Divested Operations	6 Mos. Ended 6/30/08 Before Special Items

Operating Revenues	$ 47,957	$-	$-	$(258)	$ 47,699

Operating Expenses
Cost of services and sales	18,983	(13)	(16)	(101)	18,853
Selling, general & administrative expense	12,929	(52)	(87)	(53)	12,737
Depreciation and amortization expense	7,166	-	-	(60)	7,106

Total Operating Expenses	39,078	(65)	(103)	(214)	38,696

Operating Income	8,879	65	103	(44)	9,003
Operating income impact of divested operations	-	-	-	44	44
Equity in earnings of unconsolidated businesses	247	-	-	-	247
Other income and (expense), net	115	-	-	-	115
Interest expense	(862)	-	-	-	(862)

Income Before Provision for Income Taxes	8,379	65	103	-	8,547
Provision for income taxes	(1,926)	(25)	(22)	-	(1,973)

Net Income	$ 6,453	$40	$81	$-	$ 6,574

Net Income Attributable To Noncontrolling Interest	2,929	-	-	-	2,929
Net Income Attributable To Verizon	3,524	40	81	-	3,645

Net Income	$ 6,453	$40	$81	$-	$ 6,574

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ 1.23	$.01	$.03	$-	$ 1.28

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ 1.23	$.01	$.03	$-	$ 1.28

Footnote:

(1)	EPS totals may not add across due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 9/30/08 Reported (GAAP)	Merger Integration Costs	Severance, Pension and Benefit Charges	3 Mos. Ended 9/30/08 Before Special Items

Operating Revenues	$ 24,752	$-	$-	$ 24,752

Operating Expenses
Cost of services and sales	10,048	(5)	-	10,043
Selling, general & administrative expense	6,879	(45)	(265)	6,569
Depreciation and amortization expense	3,652	-	-	3,652

Total Operating Expenses	20,579	(50)	(265)	20,264

Operating Income	4,173	50	265	4,488
Equity in earnings of unconsolidated businesses	211	-	-	211
Other income and (expense), net	105	-	-	105
Interest expense	(440)	-	-	(440)

Income Before Provision for Income Taxes	4,049	50	265	4,364
Provision for income taxes	(850)	(18)	(101)	(969)

Net Income	$ 3,199	$32	$164	$ 3,395

Net Income Attributable To Noncontrolling Interest	1,530	-	-	1,530
Net Income Attributable To Verizon	1,669	32	164	1,865

Net Income	$ 3,199	$32	$164	$ 3,395

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ .59	$.01	$.06	$ .66

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ .59	$.01	$.06	$ .66

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	9 Mos. Ended 9/30/08 Reported (GAAP)	Merger Integration Costs	Access Line Spin- Off Related Charges	Impact of Divested Operations	Severance, Pension and Benefit Charges	9 Mos. Ended 9/30/08 Before Special Items

Operating Revenues	$ 72,709	$-	$-	$(258)	$-	$ 72,451

Operating Expenses
Cost of services and sales	29,031	(18)	(16)	(101)	-	28,896
Selling, general & administrative expense	19,808	(97)	(87)	(53)	(265)	19,306
Depreciation and amortization expense	10,818	-	-	(60)	-	10,758

Total Operating Expenses	59,657	(115)	(103)	(214)	(265)	58,960

Operating Income	13,052	115	103	(44)	265	13,491
Operating income impact of divested operations	-	-	-	44	-	44
Equity in earnings of unconsolidated businesses	458	-	-	-	-	458
Other income and (expense), net	220	-	-	-	-	220
Interest expense	(1,302)	-	-	-	-	(1,302)

Income Before Provision for Income Taxes	12,428	115	103	-	265	12,911
Provision for income taxes	(2,776)	(43)	(22)	-	(101)	(2,942)

Net Income	$ 9,652	$72	$81	$-	$164	$ 9,969

Net Income Attributable To Noncontrolling Interest	4,459	-	-	-	-	4,459
Net Income Attributable To Verizon	5,193	72	81	-	164	5,510

Net Income	$ 9,652	$72	$81	$-	$164	$ 9,969

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ 1.82	$.02	$.03	$-	$.06	$ 1.93

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ 1.82	$.02	$.03	$-	$.06	$ 1.93

Footnote:

(1)	EPS totals may not add due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	3 Mos. Ended 12/31/08 Reported (GAAP)	Merger Integration Costs	Severance, Pension and Benefit Charges	Investment - Related Charges	3 Mos. Ended 12/31/08 Before Special Items

Operating Revenues	$ 24,645	$-	$-	$-	$ 24,645

Operating Expenses
Cost of services and sales	9,976	(6)	(65)	-	9,905
Selling, general & administrative expense	7,090	(53)	(620)	-	6,417
Depreciation and amortization expense	3,747	-	-	-	3,747

Total Operating Expenses	20,813	(59)	(685)	-	20,069

Operating Income	3,832	59	685	-	4,576
Equity in earnings of unconsolidated businesses	109	-	-	-	109
Other income and (expense), net	62	-	-	48	110
Interest expense	(517)	-	-	-	(517)

Income Before Provision for Income Taxes	3,486	59	685	48	4,278
Provision for income taxes	(555)	(22)	(261)	(17)	(855)

Net Income	$ 2,931	$37	$424	$31	$ 3,423

Net Income Attributable To Noncontrolling Interest	1,696	2	-	-	1,698
Net Income Attributable To Verizon	1,235	35	424	31	1,725

Net Income	$ 2,931	$37	$424	$31	$ 3,423

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ .43	$.01	$.15	$.01	$ .61

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ .43	$.01	$.15	$.01	$ .61

Footnote:

(1)	EPS totals may not add across due to rounding.

Verizon Communications Inc. Condensed Consolidated Statements of Income - Reconciliations

(dollars in millions, except per share amounts)

		Special and Non-Recurring Items
Unaudited	12 Mos. Ended 12/31/08 Reported (GAAP)	Merger Integration Costs	Access Line Spin- Off Related Charges	Investment- Related Charges	Severance, Pension and Benefit Charges	Impact of Divested Operations	12 Mos. Ended 12/31/08 Before Special Items

Operating Revenues	$ 97,354	$-	$-	$-	$-	$(258)	$ 97,096

Operating Expenses
Cost of services and sales	39,007	(24)	(16)	-	(65)	(101)	38,801
Selling, general & administrative expense	26,898	(150)	(87)	-	(885)	(53)	25,723
Depreciation and amortization expense	14,565	-	-	-	-	(60)	14,505

Total Operating Expenses	80,470	(174)	(103)	-	(950)	(214)	79,029

Operating Income	16,884	174	103	-	950	(44)	18,067
Operating income impact of divested operations	-	-	-	-	-	44	44
Equity in earnings of unconsolidated businesses	567	-	-	-	-	-	567
Other income and (expense), net	282	-	-	48	-	-	330
Interest expense	(1,819)	-	-	-	-	-	(1,819)

Income Before Provision for Income Taxes	15,914	174	103	48	950	-	17,189
Provision for income taxes	(3,331)	(65)	(22)	(17)	(362)	-	(3,797)

Net Income	$ 12,583	$109	$81	$31	$588	$-	$ 13,392

Net Income Attributable To Noncontrolling Interest	6,155	2	-	-	-	-	6,157
Net Income Attributable To Verizon	6,428	107	81	31	588	-	7,235

Net Income	$ 12,583	$109	$81	$31	$588	$-	$ 13,392

Basic Earnings per Common Share (1)

Net income attributable to Verizon	$ 2.26	$.03	$.03	$.01	$.21	$-	$ 2.54

Diluted Earnings per Common Share (1)

Net income attributable to Verizon	$ 2.26	$.03	$.03	$.01	$.21	$-	$ 2.54

Footnote:

(1)	EPS totals may not add due to rounding.